Exhibit 99.2

American Financial Group, Inc.

Investor Supplement - Second Quarter 2016

August 2, 2016

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc.
Table of Contents - Investor Supplement - Second Quarter 2016

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Highlights
Net earnings	$54	$101	$129	$63	$141	$155	$160
Core net operating earnings	113	111	136	123	115	224	227
Total assets	52,733	51,038	49,837	50,540	49,403	52,733	49,403
Adjusted shareholders’ equity (a)	4,361	4,329	4,314	4,279	4,345	4,361	4,345
Property and Casualty net written premiums	1,056	979	1,056	1,319	1,026	2,035	1,952
Annuity statutory premiums	1,098	1,285	1,107	1,321	899	2,383	1,712
Per share data
Diluted earnings per share	$0.62	$1.14	$1.45	$0.71	$1.57	$1.76	$1.79
Core net operating earnings per share	1.28	1.25	1.52	1.38	1.28	2.53	2.54
Adjusted book value per share (a)	50.22	49.77	49.33	49.01	49.63	50.22	49.63
Cash dividends per common share	0.280	0.280	1.280	0.250	0.250	0.560	0.500
Financial ratios
Annualized return on equity (b)	5.1%	9.4%	12.1%	5.9%	13.4%	7.2%	7.6%
Annualized core operating return on equity (b)	10.5%	10.3%	12.7%	11.6%	10.9%	10.4%	10.9%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	61.2%	58.3%	61.8%	64.5%	61.0%	59.8%	60.9%
Underwriting expense ratio	32.7%	33.0%	29.2%	28.4%	33.9%	32.9%	33.3%

Combined ratio - Specialty	93.9%	91.3%	91.0%	92.9%	94.9%	92.7%	94.2%

Net spread on fixed annuities:
Net interest spread	2.84%	2.54%	2.53%	2.80%	2.77%	2.69%	2.72%
Net spread earned:
Before impact of fair value accounting	1.45%	1.20%	1.31%	1.37%	1.21%	1.33%	1.35%
Impact of fair value accounting (c)	(0.37%)	(0.46%)	0.08%	(0.35%)	0.18%	(0.42%)	(0.05%)

After impact of fair value accounting	1.08%	0.74%	1.39%	1.02%	1.39%	0.91%	1.30%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 18.
(b)	Excludes accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Property and Casualty Insurance
Underwriting profit	$62	$87	$100	$82	$50	$149	$110
Net investment income	89	83	74	83	83	172	162
Other expense	(12)	(12)	(11)	(12)	(12)	(24)	(22)

Property and Casualty Insurance operating earnings	139	158	163	153	121	297	250
Annuity earnings	76	53	101	67	88	129	163
Run-off Long-Term Care and Life (losses)/earnings	—	(1)	—	6	4	(1)	8
Interest expense of parent holding companies (a)	(19)	(18)	(16)	(18)	(20)	(37)	(39)
Other expense (a)	(19)	(22)	(29)	(19)	(19)	(41)	(41)

Pre-tax core operating earnings	177	170	219	189	174	347	341
Income tax expense	64	59	83	66	59	123	114

Core net operating earnings	113	111	136	123	115	224	227
Non-core items, net of tax:
Gain (loss) on sale of subsidiaries	1	—	(3)	—	—	1	(105)
Gain on sale of hotel and apartment properties	15	—	10	—	26	15	26
Other realized gains (losses)	(10)	(10)	(14)	(6)	—	(20)	12
Neon exited lines charge	(65)	—	—	—	—	(65)	—
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(44)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(8)	—	—	—
Other	—	—	—	(2)	—	—	—

Net earnings	$54	$101	$129	$63	$141	$155	$160

(a)	December 2015 and prior periods have been adjusted for adoption of FASB Accounting Standard Update 2015-03, which impacted the presentation of debt issue costs and long-term debt.

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Core net operating earnings	$113	$111	$136	$123	$115	$224	$227

Net earnings	$54	$101	$129	$63	$141	$155	$160

Average number of diluted shares	88.390	88.495	89.228	89.343	89.503	88.443	89.440
Diluted earnings per share:
Core net operating earnings per share	$1.28	$1.25	$1.52	$1.38	$1.28	$2.53	$2.54
Gain (loss) on sale of subsidiaries	0.01	—	(0.03)	—	—	0.01	(1.18)
Gain on sale of hotel and apartment properties	0.17	—	0.11	—	0.29	0.17	0.29
Other realized gains (losses)	(0.11)	(0.11)	(0.15)	(0.06)	—	(0.22)	0.14
Neon exited lines charge	(0.73)	—	—	—	—	(0.73)	—
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(0.49)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(0.09)	—	—	—
Other	—	—	—	(0.03)	—	—	—

Diluted earnings per share	$0.62	$1.14	$1.45	$0.71	$1.57	$1.76	$1.79

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Property and Transportation	$15	$32	$34	$20	$(13)	$47	$(6)
Specialty Casualty	23	29	50	31	37	52	65
Specialty Financial	22	23	15	26	24	45	46
Other Specialty	3	2	1	7	3	5	6

Underwriting profit - Specialty	63	86	100	84	51	149	111
Other core charges, included in loss and LAE	1	(1)	—	2	1	—	1

Underwriting profit - Core	62	87	100	82	50	149	110
Special A&E charges, included in loss and LAE	—	—	—	(67)	—	—	—
Neon exited lines charge, included in loss and LAE	(57)	—	—	—	—	(57)	—
Neon exited lines charge, included in underwriting expenses	(8)	—	—	—	—	(8)	—

Underwriting profit (loss) - Property and Casualty Insurance	$(3)	$87	$100	$15	$50	$84	$110

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	21	8	9	10	10	29	16

Total current accident year catastrophe losses	$21	$8	$9	$10	$10	$29	$16

Prior year loss reserve development (favorable) / adverse	$28	$(28)	$(5)	$55	$(10)	$—	$(17)

Combined ratio:
Property and Transportation	95.9%	90.6%	92.4%	96.2%	104.0%	93.4%	101.0%
Specialty Casualty	95.3%	94.3%	90.2%	93.8%	92.7%	94.8%	93.4%
Specialty Financial	84.4%	82.6%	88.7%	80.6%	81.0%	83.5%	81.4%
Other Specialty	89.2%	89.7%	97.1%	67.3%	88.0%	89.4%	88.6%
Combined ratio - Specialty	93.9%	91.3%	91.0%	92.9%	94.9%	92.7%	94.2%
Other core charges	0.1%	(0.1%)	0.0%	0.1%	0.0%	0.0%	0.0%
Neon exited lines charge, loss and LAE	5.5%	0.0%	0.0%	0.0%	0.0%	2.8%	0.0%
Neon exited lines charge, underwriting expenses	0.8%	0.0%	0.0%	0.0%	0.0%	0.4%	0.0%
Special A&E charges	0.0%	0.0%	0.0%	5.7%	0.0%	0.0%	0.0%

Combined ratio	100.3%	91.2%	91.0%	98.7%	94.9%	95.9%	94.2%

Combined ratio excl. catastrophe and prior year development	94.8%	93.2%	90.6%	93.2%	95.0%	94.1%	94.4%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	62.1%	60.2%	61.4%	64.8%	61.1%	61.2%	61.1%
Prior accident year loss reserve development	2.7%	(2.8%)	(0.4%)	4.6%	(1.1%)	0.1%	(1.0%)
Current accident year catastrophe loss	2.0%	0.8%	0.8%	0.9%	1.0%	1.4%	0.8%

Loss and LAE ratio	66.8%	58.2%	61.8%	70.3%	61.0%	62.7%	60.9%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Gross written premiums	$1,398	$1,243	$1,356	$1,962	$1,318	$2,641	$2,514
Ceded reinsurance premiums	(342)	(264)	(300)	(643)	(292)	(606)	(562)

Net written premiums	1,056	979	1,056	1,319	1,026	2,035	1,952
Change in unearned premiums	(29)	19	64	(146)	(41)	(10)	(21)

Net earned premiums	1,027	998	1,120	1,173	985	2,025	1,931
Loss and LAE	629	582	693	756	600	1,211	1,176
Underwriting expense	335	330	327	333	334	665	644

Underwriting profit	$63	$86	$100	$84	$51	$149	$111

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	21	8	9	10	10	29	16

Total current accident year catastrophe losses	$21	$8	$9	$10	$10	$29	$16

Prior year loss reserve development (favorable) / adverse	$(30)	$(27)	$(5)	$(14)	$(11)	$(57)	$(18)

Combined ratio:
Loss and LAE ratio	61.2%	58.3%	61.8%	64.5%	61.0%	59.8%	60.9%
Underwriting expense ratio	32.7%	33.0%	29.2%	28.4%	33.9%	32.9%	33.3%

Combined ratio	93.9%	91.3%	91.0%	92.9%	94.9%	92.7%	94.2%

Combined ratio excl. catastrophe and prior year development	94.8%	93.2%	90.6%	93.2%	95.0%	94.1%	94.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	62.1%	60.2%	61.4%	64.8%	61.1%	61.2%	61.1%
Prior accident year loss reserve development	(2.9%)	(2.7%)	(0.4%)	(1.2%)	(1.1%)	(2.8%)	(1.0%)
Current accident year catastrophe loss	2.0%	0.8%	0.8%	0.9%	1.0%	1.4%	0.8%

Loss and LAE ratio	61.2%	58.3%	61.8%	64.5%	61.0%	59.8%	60.9%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Gross written premiums	$538	$398	$515	$1,064	$500	$936	$876
Ceded reinsurance premiums	(156)	(87)	(137)	(456)	(138)	(243)	(226)

Net written premiums	382	311	378	608	362	693	650
Change in unearned premiums	(17)	28	64	(91)	(35)	11	(10)

Net earned premiums	365	339	442	517	327	704	640
Loss and LAE	245	211	317	391	240	456	451
Underwriting expense	105	96	91	106	100	201	195

Underwriting profit (loss)	$15	$32	$34	$20	$(13)	$47	$(6)

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	12	6	3	7	7	18	11

Total current accident year catastrophe losses	$12	$6	$3	$7	$7	$18	$11

Prior year loss reserve development (favorable) / adverse	$(12)	$(17)	$8	$(2)	$6	$(29)	$9

Combined ratio:
Loss and LAE ratio	67.0%	62.2%	71.7%	75.7%	73.2%	64.7%	70.5%
Underwriting expense ratio	28.9%	28.4%	20.7%	20.5%	30.8%	28.7%	30.5%

Combined ratio	95.9%	90.6%	92.4%	96.2%	104.0%	93.4%	101.0%

Combined ratio excl. catastrophe and prior year development	95.8%	94.1%	89.9%	95.1%	100.2%	95.0%	97.9%

Loss and LAE components:
Current accident year, excluding catastrophe loss	66.9%	65.7%	69.2%	74.6%	69.4%	66.3%	67.4%
Prior accident year loss reserve development	(3.2%)	(5.2%)	1.8%	(0.4%)	1.7%	(4.1%)	1.4%
Current accident year catastrophe loss	3.3%	1.7%	0.7%	1.5%	2.1%	2.5%	1.7%

Loss and LAE ratio	67.0%	62.2%	71.7%	75.7%	73.2%	64.7%	70.5%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Gross written premiums	$688	$698	$661	$734	$661	$1,386	$1,344
Ceded reinsurance premiums	(185)	(179)	(158)	(189)	(158)	(364)	(340)

Net written premiums	503	519	503	545	503	1,022	1,004
Change in unearned premiums	(6)	(17)	12	(42)	—	(23)	(11)

Net earned premiums	497	502	515	503	503	999	993
Loss and LAE	329	313	315	323	311	642	627
Underwriting expense	145	160	150	149	155	305	301

Underwriting profit	$23	$29	$50	$31	$37	$52	$65

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	3	1	1	1	1	4	2

Total current accident year catastrophe losses	$3	$1	$1	$1	$1	$4	$2

Prior year loss reserve development (favorable) / adverse	$(10)	$(4)	$(7)	$3	$(7)	$(14)	$(7)

Combined ratio:
Loss and LAE ratio	66.1%	62.4%	61.1%	64.2%	61.9%	64.2%	63.1%
Underwriting expense ratio	29.2%	31.9%	29.1%	29.6%	30.8%	30.6%	30.3%

Combined ratio	95.3%	94.3%	90.2%	93.8%	92.7%	94.8%	93.4%

Combined ratio excl. catastrophe and prior year development	96.6%	94.9%	91.4%	92.9%	94.0%	95.8%	94.0%

Loss and LAE components:
Current accident year, excluding catastrophe loss	67.4%	63.0%	62.3%	63.3%	63.2%	65.2%	63.7%
Prior accident year loss reserve development	(2.0%)	(0.7%)	(1.4%)	0.6%	(1.4%)	(1.4%)	(0.8%)
Current accident year catastrophe loss	0.7%	0.1%	0.2%	0.3%	0.1%	0.4%	0.2%

Loss and LAE ratio	66.1%	62.4%	61.1%	64.2%	61.9%	64.2%	63.1%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Gross written premiums	$172	$147	$179	$164	$157	$319	$294
Ceded reinsurance premiums	(28)	(22)	(27)	(27)	(21)	(50)	(43)

Net written premiums	144	125	152	137	136	269	251
Change in unearned premiums	(5)	7	(15)	(6)	(7)	2	(2)

Net earned premiums	139	132	137	131	129	271	249
Loss and LAE	42	45	46	36	36	87	72
Underwriting expense	75	64	76	69	69	139	131

Underwriting profit	$22	$23	$15	$26	$24	$45	$46

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	3	1	5	1	2	4	3

Total current accident year catastrophe losses	$3	$1	$5	$1	$2	$4	$3

Prior year loss reserve development (favorable) / adverse	$(7)	$(4)	$(5)	$(8)	$(8)	$(11)	$(17)

Combined ratio:
Loss and LAE ratio	30.1%	34.0%	32.8%	27.7%	27.7%	32.0%	29.0%
Underwriting expense ratio	54.3%	48.6%	55.9%	52.9%	53.3%	51.5%	52.4%

Combined ratio	84.4%	82.6%	88.7%	80.6%	81.0%	83.5%	81.4%

Combined ratio excl. catastrophe and prior year development	87.0%	84.8%	88.8%	85.8%	85.2%	85.9%	86.8%

Loss and LAE components:
Current accident year, excluding catastrophe loss	32.7%	36.2%	32.9%	32.9%	31.9%	34.4%	34.4%
Prior accident year loss reserve development	(4.6%)	(3.3%)	(3.6%)	(5.8%)	(6.2%)	(4.0%)	(6.7%)
Current accident year catastrophe loss	2.0%	1.1%	3.5%	0.6%	2.0%	1.6%	1.3%

Loss and LAE ratio	30.1%	34.0%	32.8%	27.7%	27.7%	32.0%	29.0%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Gross written premiums	$—	$—	$1	$—	$—	$—	$—
Ceded reinsurance premiums	27	24	22	29	25	51	47

Net written premiums	27	24	23	29	25	51	47
Change in unearned premiums	(1)	1	3	(7)	1	—	2

Net earned premiums	26	25	26	22	26	51	49
Loss and LAE	13	13	15	6	13	26	26
Underwriting expense	10	10	10	9	10	20	17

Underwriting profit	$3	$2	$1	$7	$3	$5	$6

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	3	—	—	1	—	3	—

Total current accident year catastrophe losses	$3	$—	$—	$1	$—	$3	$—

Prior year loss reserve development (favorable) / adverse	$(1)	$(2)	$(1)	$(7)	$(2)	$(3)	$(3)

Combined ratio:
Loss and LAE ratio	52.5%	52.1%	61.0%	29.4%	52.4%	52.3%	53.4%
Underwriting expense ratio	36.7%	37.6%	36.1%	37.9%	35.6%	37.1%	35.2%

Combined ratio	89.2%	89.7%	97.1%	67.3%	88.0%	89.4%	88.6%

Combined ratio excl. catastrophe and prior year development	86.4%	96.0%	98.1%	97.6%	93.2%	91.1%	94.8%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Net investment income	$344	$315	$309	$317	$306	$659	$598
Guaranteed withdrawal benefit fees	13	12	12	11	10	25	20
Policy charges and other miscellaneous income	11	14	11	13	14	25	31

Total revenues	368	341	332	341	330	709	649
Annuity benefits expense	223	228	189	208	151	451	335
Acquisition expenses	40	34	20	44	62	74	99
Other expenses	29	26	22	22	29	55	52

Total costs and expenses	292	288	231	274	242	580	486

Annuity earnings before income taxes	$76	$53	$101	$67	$88	$129	$163

Detail of Annuity earnings before income taxes
Earnings before income taxes and impact of fair value accounting	$102	$84	$96	$89	$77	$186	$169
Impact of fair value accounting (a)	(26)	(31)	5	(22)	11	(57)	(6)

Annuity earnings before income taxes	$76	$53	$101	$67	$88	$129	$163

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Detail of annuity benefits expense:
Interest credited - fixed	$142	$139	$138	$135	$131	$281	$259
Interest credited - fixed component of variable annuities	2	1	1	2	2	3	3
Change in expected death and annuitization reserve	4	5	5	5	5	9	9
Amortization of sales inducements	6	5	6	6	7	11	14
Guaranteed withdrawal benefit reserve (a)	15	16	15	20	16	31	28
Change in other benefit reserves	8	5	5	3	12	13	14
Unlockings (b)	—	—	19	—	—	—	—

Subtotal before impact of fair value accounting	177	171	189	171	173	348	327
Embedded derivative mark-to-market (c)	62	17	88	(130)	(19)	79	31
Equity option mark-to-market	(16)	40	(88)	167	(3)	24	(23)

Subtotal impact of fair value accounting	46	57	—	37	(22)	103	8

Total annuity benefits expense	$223	$228	$189	$208	$151	$451	$335

(a)	Relates to a significant change in the stock market.
(b)	Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking income of $29 million in 2015 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses. In total, AFG recorded an unlocking expense reduction of $10 million in 2015.
(c)	Excludes unlocking impact of $28 million in 2015.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Average fixed annuity investments (at amortized cost)	$27,964	$27,186	$26,401	$25,642	$24,711	$27,575	$24,327
Average annuity benefits accumulated	27,861	26,935	26,048	25,316	24,474	27,398	24,113

Investments in excess of annuity benefits accumulated	$103	$251	$353	$326	$237	$177	$214

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.88%	4.60%	4.65%	4.92%	4.91%	4.74%	4.87%
Interest credited	(2.04%)	(2.06%)	(2.12%)	(2.12%)	(2.14%)	(2.05%)	(2.15%)

Net interest spread on fixed annuities	2.84%	2.54%	2.53%	2.80%	2.77%	2.69%	2.72%
Policy charges and other miscellaneous income	0.13%	0.16%	0.15%	0.16%	0.17%	0.15%	0.20%
Other annuity benefit expenses, net	(0.30%)	(0.27%)	(0.31%)	(0.36%)	(0.49%)	(0.28%)	(0.37%)
Acquisition expenses	(0.55%)	(0.47%)	(0.75%)	(0.65%)	(0.98%)	(0.51%)	(0.79%)
Other expenses	(0.38%)	(0.38%)	(0.32%)	(0.34%)	(0.43%)	(0.38%)	(0.39%)
Change in fair value of derivatives	(0.66%)	(0.84%)	0.02%	(0.59%)	0.35%	(0.76%)	(0.07%)
Unlockings	0.00%	0.00%	0.07%	0.00%	0.00%	0.00%	0.00%

Net spread earned on fixed annuities	1.08%	0.74%	1.39%	1.02%	1.39%	0.91%	1.30%

Average annuity benefits accumulated	$27,861	$26,935	$26,048	$25,316	$24,474	$27,398	$24,113
Net spread earned on fixed annuities	1.08%	0.74%	1.39%	1.02%	1.39%	0.91%	1.30%

Earnings on fixed annuity benefits accumulated	$75	$50	$91	$65	$85	$125	$157
Investments in excess of annuity benefits accumulated	$103	$251	$353	$326	$237	$177	$214
Net investment income (as % of investments)	4.88%	4.60%	4.65%	4.92%	4.91%	4.74%	4.87%

Earnings on investments in excess of annuity benefits accumulated	$1	$3	$4	$4	$3	$4	$5
Variable annuity earnings	—	—	6	(2)	—	—	1

Earnings before income taxes	$76	$53	$101	$67	$88	$129	$163

Detail of net spread earned on fixed annuities
Net spread earned - before impact of fair value accounting	1.45%	1.20%	1.31%	1.37%	1.21%	1.33%	1.35%
Impact of fair value accounting (a)	(0.37%)	(0.46%)	0.08%	(0.35%)	0.18%	(0.42%)	(0.05%)

Net spread earned - after impact of fair value accounting	1.08%	0.74%	1.39%	1.02%	1.39%	0.91%	1.30%

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Retail single premium annuities - indexed	$413	$546	$494	$617	$404	$959	$753
Retail single premium annuities - fixed	22	20	18	22	18	42	30
Financial institutions single premium annuities - indexed	507	534	462	554	369	1,041	725
Financial institutions single premium annuities - fixed	100	119	72	71	48	219	86
Education market - fixed and indexed annuities	45	57	51	47	49	102	96

Subtotal fixed annuity premiums	1,087	1,276	1,097	1,311	888	2,363	1,690
Variable annuities	11	9	10	10	11	20	22

Total annuity premiums	$1,098	$1,285	$1,107	$1,321	$899	$2,383	$1,712

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Beginning fixed annuity reserves	$27,499	$26,371	$25,725	$24,906	$24,042	$26,371	$23,462
Premiums	1,087	1,276	1,097	1,311	888	2,363	1,690
Federal Home Loan Bank advances	—	150	45	—	300	150	300
Surrenders, benefits and other withdrawals	(596)	(483)	(515)	(526)	(471)	(1,079)	(891)
Sale of subsidiaries	—	—	(261)	—	—	—	—
Interest and other annuity benefit expenses:
Interest credited	142	139	138	135	131	281	259
Embedded derivative mark-to-market	62	17	88	(130)	(19)	79	31
Change in other benefit reserves	28	29	31	29	35	57	55
Unlockings	—	—	23	—	—	—	—

Ending fixed annuity reserves	$28,222	$27,499	$26,371	$25,725	$24,906	$28,222	$24,906

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$28,222	$27,499	$26,371	$25,725	$24,906	$28,222	$24,906
Impact of unrealized investment gains on reserves	188	127	64	113	107	188	107
Fixed component of variable annuities	186	186	187	188	190	186	190

Annuity benefits accumulated per balance sheet	$28,596	$27,812	$26,622	$26,026	$25,203	$28,596	$25,203

Annualized surrenders and other withdrawals as a % of beginning reserves	8.7%	7.3%	8.0%	8.4%	7.8%	8.2%	7.6%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15
Assets:
Total cash and investments	$40,639	$39,437	$37,736	$38,132	$37,644	$37,384
Recoverables from reinsurers	2,576	2,561	2,636	3,151	3,075	3,046
Prepaid reinsurance premiums	521	475	480	604	499	475
Agents’ balances and premiums receivable	992	936	937	976	959	864
Deferred policy acquisition costs	881	1,055	1,184	993	965	756
Assets of managed investment entities	4,410	3,906	4,047	3,613	3,629	3,279
Other receivables	788	693	820	1,241	660	641
Variable annuity assets (separate accounts)	595	595	608	595	655	667
Other assets (a)	1,132	1,181	1,190	1,034	1,116	972
Goodwill	199	199	199	201	201	201

Total assets	$52,733	$51,038	$49,837	$50,540	$49,403	$48,285

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$8,203	$8,108	$8,127	$8,061	$7,744	$7,636
Unearned premiums	2,109	2,051	2,060	2,238	2,004	1,936
Annuity benefits accumulated	28,596	27,812	26,622	26,026	25,203	24,411
Life, accident and health reserves	702	708	705	2,159	2,156	2,195
Payable to reinsurers	588	501	591	724	511	494
Liabilities of managed investment entities	4,192	3,656	3,781	3,287	3,309	2,952
Long-term debt (a)	998	998	998	863	1,003	1,039
Variable annuity liabilities (separate accounts)	595	595	608	595	655	667
Other liabilities	1,557	1,672	1,575	1,681	1,834	1,855

Total liabilities	$47,540	$46,101	$45,067	$45,634	$44,419	$43,185
Shareholders’ equity:
Common stock	$87	$87	$87	$87	$88	$88
Capital surplus	1,228	1,218	1,214	1,195	1,183	1,173
Unappropriated retained earnings	3,016	3,002	2,987	2,981	2,968	2,886
Unrealized gains - fixed maturities	639	426	278	445	457	656
Unrealized gains - equities	45	40	54	44	130	143
Other comprehensive income, net of tax	(15)	(18)	(28)	(28)	(24)	(23)

Total shareholders’ equity	5,000	4,755	4,592	4,724	4,802	4,923
Noncontrolling interests	193	182	178	182	182	177

Total liabilities and equity	$52,733	$51,038	$49,837	$50,540	$49,403	$48,285

(a)	December 2015 and prior periods have been adjusted for adoption of FASB Accounting Standard Update 2015-03, which impacted the presentation of debt issue costs and long-term debt.

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15
Shareholders’ equity	$5,000	$4,755	$4,592	$4,724	$4,802	$4,923
Unrealized (gains) on fixed maturities	(639)	(426)	(278)	(445)	(457)	(656)

Adjusted shareholders’ equity	4,361	4,329	4,314	4,279	4,345	4,267
Goodwill	(199)	(199)	(199)	(201)	(201)	(201)
Intangibles	(46)	(47)	(49)	(51)	(53)	(55)

Tangible adjusted shareholders’ equity	$4,116	$4,083	$4,066	$4,027	$4,091	$4,011

Common shares outstanding	86.850	86.966	87.474	87.327	87.540	87.886
Book value per share:
Book value per share	$57.57	$54.67	$52.50	$54.10	$54.86	$56.01
Adjusted (a)	50.22	49.77	49.33	49.01	49.63	48.55
Tangible, adjusted (b)	47.41	46.94	46.49	46.12	46.73	45.63
Market capitalization
AFG’s closing common share price	$73.93	$70.37	$72.08	$68.91	$65.04	$64.15
Market capitalization	$6,421	$6,120	$6,305	$6,018	$5,694	$5,638
Price / Adjusted book value ratio	1.47	1.41	1.46	1.41	1.31	1.32

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15
AFG senior obligations (a)	$708	$708	$708	$708	$840	$840
Borrowings drawn under credit facility	—	—	—	—	—	—
Obligations of subsidiaries - other	12	12	12	12	12	12

Debt excluding subordinated debt & debt secured by real estate	$720	$720	$720	$720	$852	$852
AFG subordinated debentures	300	300	300	150	150	150
Obligations of subsidiaries - secured by real estate	—	—	—	10	22	59

Total principal amount of long-term debt	$1,020	$1,020	$1,020	$880	$1,024	$1,061
Shareholders’ equity	5,000	4,755	4,592	4,724	4,802	4,923
Noncontrolling interests	193	182	178	182	182	177
Less:
Unrealized gains related to fixed maturity investments	(639)	(426)	(278)	(445)	(457)	(656)

Total adjusted capital	$5,574	$5,531	$5,512	$5,341	$5,551	$5,505

Less:
Obligations of subsidiaries - secured by real estate	—	—	—	(10)	(22)	(59)

Total adjusted capital excluding obligations secured by real estate	$5,574	$5,531	$5,512	$5,331	$5,529	$5,446

Ratio of debt to total adjusted capital:
Including subordinated debt & debt secured by real estate	18.3%	18.4%	18.5%	16.5%	18.4%	19.3%
Excluding subordinated debt & debt secured by real estate	12.9%	13.0%	13.1%	13.5%	15.4%	15.6%

(a)	December 2015 and prior periods have been adjusted for adoption of FASB Accounting Standard Update 2015-03, which impacted the presentation of debt issue costs and long-term debt.

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Property and Casualty Insurance
Paid Losses (GAAP)	$586	$547	$675	$585	$526	$1,133	$1,143

	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	03/31/15
Statutory Surplus
Property and Casualty Insurance	$2,601	$2,574	$2,488	$2,356	$2,399	$2,340
AFG’s principal annuity subsidiaries (total adjusted capital)	$2,089	$2,032	$1,918	$1,816	$1,911	$1,861
Allowable dividends without regulatory approval
Property and Casualty Insurance	$434	$434	$434	$315	$315	$315
Annuity and Run-off	375	375	375	358	358	358

Total	$809	$809	$809	$673	$673	$673

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - June 30, 2016
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$866	$440	$242	$—	$1,548	4%
Fixed maturities - Available for sale	6,891	27,733	14	—	34,638	85%
Fixed maturities - Trading	154	117	—	—	271	1%
Equity securities	1,058	452	48	—	1,558	4%
Policy loans	—	195	—	—	195	0%
Mortgage loans	258	901	—	—	1,159	3%
Real estate and other investments	503	969	15	(217)	1,270	3%

Total cash and investments	$9,730	$30,807	$319	$(217)	$40,639	100%

Unrealized gain/(loss) on equity securities	$68	$4	$—	$—	$72

	Carrying Value - December 31, 2015
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$708	$282	$230	$—	$1,220	3%
Fixed maturities - Available for sale	6,784	25,486	14	—	32,284	85%
Fixed maturities - Trading	140	114	—	—	254	1%
Equity securities	1,182	488	49	—	1,719	5%
Policy loans	—	201	—	—	201	0%
Mortgage loans	191	876	—	—	1,067	3%
Real estate and other investments	457	781	18	(265)	991	3%

Total cash and investments	$9,462	$28,228	$311	$(265)	$37,736	100%

Unrealized gain/(loss) on equity securities	$87	$(3)	$—	$—	$84

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15	06/30/16	06/30/15
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$66	$64	$63	$62	$62	$130	$123
Fixed maturities - Trading	1	1	—	—	—	2	4
Equity securities	12	13	14	12	12	25	22
Equity in investees	2	6	(1)	7	3	8	4
Other investments	10	1	—	4	8	11	13

Gross investment income	91	85	76	85	85	176	166
Investment expenses	(2)	(2)	(2)	(2)	(2)	(4)	(4)

Total net investment income	$89	$83	$74	$83	$83	$172	$162

Average cash and investments (a)	$9,465	$9,366	$9,113	$8,984	$8,956	$9,397	$8,851

Average yield (b)	3.76%	3.54%	3.25%	3.70%	3.71%	3.66%	3.66%

Fixed Annuity:
Gross Investment Income
Fixed maturities - Available for sale	$307	$294	$294	$288	$277	$601	$544
Fixed maturities - Trading	—	—	—	—	—	—	—
Equity securities	6	5	6	5	5	11	10
Equity in investees	2	5	2	11	1	7	3
Other investments	29	11	7	14	23	40	41

Gross investment income	344	315	309	318	306	659	598
Investment expenses	(2)	(3)	(2)	(3)	(2)	(5)	(5)

Total net investment income	$342	$312	$307	$315	$304	$654	$593

Average cash and investments (a)	$27,964	$27,186	$26,401	$25,642	$24,711	$27,575	$24,327

Average yield (b)	4.88%	4.60%	4.65%	4.92%	4.91%	4.74%	4.87%

AFG consolidated net investment income:
Property & Casualty	$89	$83	$74	$83	$83	$172	$162
Annuity and Run-off:
Fixed Annuity	342	312	307	315	304	654	593
Variable Annuity	2	3	2	2	2	5	5
Run-off	5	5	19	20	21	10	41
Other	4	1	3	2	(1)	5	(1)
Consolidate CLOs	(19)	7	11	3	(5)	(12)	(8)

Total net investment income	$423	$411	$416	$425	$404	$834	$792

(a)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(b)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions)

					% of
	Amortized		Unrealized	% of	Investment
June 30, 2016	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$345	$351	$6	1%	1%
States, municipalities and political subdivisions	6,657	7,169	512	20%	18%
Foreign government	224	232	8	1%	1%
Residential mortgage-backed securities	3,482	3,751	269	11%	9%
Commercial mortgage-backed securities	1,949	2,042	93	6%	5%
Asset-backed securities	5,491	5,501	10	16%	13%
Corporate and other bonds	15,005	15,863	858	45%	39%

Total AFG consolidated	$33,153	$34,909	$1,756	100%	86%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.62%
Net of investment expense (a)	4.57%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

					% of
	Amortized		Unrealized	% of	Investment
December 31, 2015	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$319	$321	$2	1%	1%
States, municipalities and political subdivisions	6,671	6,885	214	21%	18%
Foreign government	225	232	7	1%	1%
Residential mortgage-backed securities	3,241	3,534	293	11%	9%
Commercial mortgage-backed securities	2,112	2,188	76	7%	6%
Asset-backed securities	4,961	4,934	(27)	15%	13%
Corporate and other bonds	14,290	14,444	154	44%	38%

Total AFG consolidated	$31,819	$32,538	$719	100%	86%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.74%
Net of investment expense (a)	4.69%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions)

	June 30, 2016				December 31, 2015
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
Property and Casualty Insurance:
US Government and government agencies	$291	$295	$4	4%	$255	$257	$2	4%
States, municipalities and political subdivisions	2,693	2,819	126	40%	2,807	2,891	84	42%
Foreign government	213	219	6	3%	213	219	6	3%
Residential mortgage-backed securities	987	1,025	38	15%	893	932	39	13%
Commercial mortgage-backed securities	197	202	5	3%	209	213	4	3%
Asset-backed securities	1,503	1,502	(1)	21%	1,453	1,442	(11)	21%
Corporate and other bonds	958	983	25	14%	979	970	(9)	14%

Property and Casualty Insurance	$6,842	$7,045	$203	100%	$6,809	$6,924	$115	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.91%				3.82%
Net of investment expense (a)	3.80%				3.71%
Tax equivalent, net of investment expense (b)	4.33%				4.31%
Approximate average life and duration:
Approximate average life	5 years				5 years
Approximate duration	3.5 years				4 years

	June 30, 2016				December 31, 2015
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
Annuity and Run-off:
US Government and government agencies	$53	$55	$2	0%	$62	$62	$—	0%
States, municipalities and political subdivisions	3,964	4,350	386	16%	3,864	3,994	130	15%
Foreign government	11	13	2	0%	12	13	1	0%
Residential mortgage-backed securities	2,494	2,713	219	10%	2,347	2,590	243	10%
Commercial mortgage-backed securities	1,752	1,840	88	7%	1,903	1,975	72	8%
Asset-backed securities	3,988	3,999	11	14%	3,508	3,492	(16)	14%
Corporate and other bonds	14,047	14,880	833	53%	13,311	13,474	163	53%

Total Annuity and Run-off	$26,309	$27,850	$1,541	100%	$25,007	$25,600	$593	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.80%				4.98%
Net of investment expense (a)	4.77%				4.94%
Approximate average life and duration:
Approximate average life	7 years				6.5 years
Approximate duration	5.5 years				5.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	June 30, 2016
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$6,482	$6,751	$269	19%
AA	6,912	7,352	440	21%
A	8,136	8,572	436	25%
BBB	7,893	8,277	384	24%

Subtotal - Investment grade	29,423	30,952	1,529	89%
BB	801	801	—	2%
B	497	481	(16)	1%
Other (b)	2,432	2,675	243	8%

Subtotal - Non-Investment grade	3,730	3,957	227	11%

Total	$33,153	$34,909	$1,756	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2015
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$6,519	$6,655	$136	20%
AA	6,785	6,954	169	22%
A	7,780	7,969	189	25%
BBB	7,478	7,507	29	23%

Subtotal - Investment grade	28,562	29,085	523	90%
BB	790	765	(25)	2%
B	438	417	(21)	1%
Other (b)	2,029	2,271	242	7%

Subtotal - Non-Investment grade	3,257	3,453	196	10%

Total	$31,819	$32,538	$719	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 28 and 29 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

					% of
	Amortized		Unrealized	% of	Investment
June 30, 2016	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$194	$200	$6	3%	0%
Prime (Non-Agency)	1,490	1,649	159	29%	4%
Alt-A	1,080	1,149	69	20%	3%
Subprime	718	753	35	13%	2%
Commercial	1,949	2,042	93	35%	5%

Total AFG consolidated	$5,431	$5,793	$362	100%	14%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 82%; Alt-A 78%; Subprime 85%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 740; Alt-A 712; Subprime 640.

•	97% of our Commercial MBS portfolio is investment-grade rated (83% AAA) and the average subordination for this group of assets is 40%.

•	The approximate average life by collateral type is - Residential 5 years; Commercial 3 years.

					% of
	Amortized		Unrealized	% of	Investment
December 31, 2015	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$260	$269	$9	5%	1%
Prime (Non-Agency)	1,489	1,651	162	29%	4%
Alt-A	794	872	78	15%	2%
Subprime	698	742	44	13%	2%
Commercial	2,112	2,188	76	38%	6%

Total AFG consolidated	$5,353	$5,722	$369	100%	15%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:	June 30, 2016
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$136	$140	$4	11%	2%
Prime (Non-Agency)	205	218	13	18%	2%
Alt-A	356	369	13	30%	4%
Subprime	290	298	8	24%	3%
Commercial	197	202	5	18%	2%

Total	$1,184	$1,227	$43	100%	13%

	December 31, 2015
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$151	$153	$2	13%	2%
Prime (Non-Agency)	218	231	13	20%	2%
Alt-A	241	257	16	23%	3%
Subprime	283	291	8	25%	3%
Commercial	209	213	4	19%	2%

Total	$1,102	$1,145	$43	100%	12%

Annuity and Run-off:	June 30, 2016
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$58	$60	$2	1%	0%
Prime (Non-Agency)	1,284	1,418	134	31%	5%
Alt-A	724	780	56	17%	3%
Subprime	428	455	27	10%	1%
Commercial	1,752	1,840	88	41%	6%

Total	$4,246	$4,553	$307	100%	15%

	December 31, 2015
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$109	$116	$7	3%	0%
Prime (Non-Agency)	1,270	1,408	138	31%	5%
Alt-A	553	615	62	13%	2%
Subprime	415	451	36	10%	2%
Commercial	1,903	1,975	72	43%	7%

Total	$4,250	$4,565	$315	100%	16%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	June 30, 2016
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$2,120	$2,230	$110	38%
AA	231	238	7	4%
A	311	326	15	6%
BBB	216	230	14	4%

Subtotal – investment grade	2,878	3,024	146	52%
BB	286	289	3	5%
B	343	343	—	6%
Other	1,924	2,137	213	37%

Total	$5,431	$5,793	$362	100%

96% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2015
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$2,409	$2,494	$85	43%
AA	255	263	8	5%
A	329	345	16	6%
BBB	272	292	20	5%

Subtotal – investment grade	3,265	3,394	129	59%
BB	253	258	5	5%
B	305	311	6	5%
Other	1,530	1,759	229	31%

Total	$5,353	$5,722	$369	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

Appendix A American Financial Group, Inc. Fixed Maturities - Credit Rating by Type ($ in millions)

	Fair Value - June 30, 2016
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$297	$1,781	$152	$537	$1,693	$2,104	$187	$6,751	19%
AA	46	4,648	23	159	80	1,379	1,017	7,352	21%
A	—	508	57	177	148	1,469	6,213	8,572	25%
BBB	—	92	—	168	62	530	7,425	8,277	24%

Subtotal - Investment grade	343	7,029	232	1,041	1,983	5,482	14,842	30,952	89%
BB	—	4	—	245	44	13	495	801	2%
B	—	8	—	328	15	2	128	481	1%
CCC, CC, C	—	9	—	909	—	4	24	946	3%
D	—	—	—	780	—	—	7	787	2%

Subtotal - Non-Investment grade	—	21	—	2,262	59	19	654	3,015	8%
Not Rated	8	119	—	448	—	—	367	942	3%

Total	$351	$7,169	$232	$3,751	$2,042	$5,501	$15,863	$34,909	100%

	Fair Value - December 31, 2015
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$262	$1,607	$138	$640	$1,854	$1,986	$168	$6,655	20%
AA	44	4,488	32	151	112	1,239	888	6,954	21%
A	—	569	62	173	172	1,252	5,741	7,969	25%
BBB	—	92	—	248	44	429	6,694	7,507	23%

Subtotal - Investment grade	306	6,756	232	1,212	2,182	4,906	13,491	29,085	89%
BB	—	20	—	258	—	14	473	765	3%
B	—	—	—	306	6	2	103	417	1%
CCC, CC, C	—	9	—	894	—	4	11	918	3%
D	—	—	—	445	—	—	3	448	1%

Subtotal - Non-Investment grade	—	29	—	1,903	6	20	590	2,548	8%
Not Rated	15	100	—	419	—	8	363	905	3%

Total	$321	$6,885	$232	$3,534	$2,188	$4,934	$14,444	$32,538	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.